Statements of Net Assets Available For Benefits - EBP 006 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value	$ 1,332,135,586	$ 1,104,311,071
Receivables
Notes receivable from participants	6,528,682	5,597,603
Employer contributions receivable	7,420,160	6,424,422
Participant contributions receivable	1,712,004	0
Total receivables	15,660,846	12,022,025
NET ASSETS AVAILABLE FOR BENEFITS	$ 1,347,796,432	$ 1,116,333,096